UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

August 9, 2005

ESCHELON TELECOM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-50706	41-1843131
(Commission File No.)	(IRS Employer Identification No.)

730 Second Avenue

Minneapolis, MN  55402

(Address of principal executive offices and zip code)

(612) 376-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 9, 2005, Eschelon Telecom, Inc. (the “Company”) issued a press release announcing the schedule of the second quarter operating results conference call.  A copy of the press release dated August 9, 2005, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On August 15 2005, Eschelon Telecom, Inc. issued a press release announcing results for the quarter ended June 30, 2005.  A copy of the press release dated August 15, 2005, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in the press releases attached as Exhibit 99.1 and Exhibit 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such press releases be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)                              Exhibits.

99.1 Press Release dated August 9, 2005.

99.2 Press Release dated August 15, 2005.

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Eschelon provides a non-GAAP measure of adjusted and pro forma adjusted earnings before interest, income taxes, depreciation and amortization.

Management believes that this non-GAAP financial data supplements our GAAP financial statements by providing investors with additional information which allows them to have a clearer picture of the Company’s core recurring operations.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.  We believe that the non-GAAP information enhances the investors’ overall understanding of our financial performance and the comparability of the Company’s operating results from period to period.  The non-GAAP pro forma information included in our press release dated August 15, 2005, has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures.  We urge investors to carefully review the GAAP financial information included as part of our Quarterly Reports on Form 10-Q and our quarterly earnings releases.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2005	Eschelon Telecom, Inc.

/s/ Geoffrey M. Boyd
	By:	Geoffrey M. Boyd
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.

99.1	Press release issued by the Company on August 9, 2005.
99.2	Press release issued by the Company on August 15, 2005.